UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 9, 2025

Date of Report (Date of earliest event reported)

TOPGOLF CALLAWAY BRANDS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328
(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MODG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Sale & Purchase Agreement

Topgolf Callaway Brands Corp. (the “Company”) has entered into a definitive agreement to sell its Jack Wolfskin business (“Jack Wolfskin”), pursuant to the terms of a Sale & Purchase Agreement (the “Purchase Agreement”), dated as of April 10, 2025, by and between the Company and Anca Holdco GmbH & Co. KG (the “Purchaser”), an indirect wholly-owned subsidiary of ANTA Sports Products Limited. The Purchase Agreement provides that the Purchaser will acquire 100% of the outstanding equity interests of Callaway Germany Holdco GmbH, which owns various entities that operate the Jack Wolfskin business (the “Sale”), for $290 million in cash, subject to net working capital and other customary adjustments (the “Purchase Price”). The board of directors of the Company has unanimously approved the Sale, the Purchase Agreement and the transactions contemplated thereby.

The Purchase Agreement contains customary warranties and covenants. Between the date of the Purchase Agreement and the completion of the Sale (the “Closing”), the Company has agreed to conduct the Jack Wolfskin business in the ordinary course of business and has agreed to certain other operating covenants with respect to the Jack Wolfskin business as set forth more fully in the Purchase Agreement. The Closing is subject to the satisfaction or waiver of certain conditions set forth in the Purchase Agreement, including, among other things, (i) the Sale being approved by certain merger control and foreign investment control authorities, or the prohibition to complete the Sale having otherwise fallen away, (ii) the absence of a material adverse effect on the Jack Wolfskin business and (iii) the absence of any law or order by any governmental authority that would make illegal or otherwise prohibit the consummation of the transactions under the Purchase Agreement.

The Purchaser has obtained warranty and indemnity insurance to cover, subject to certain limitations, losses resulting from breaches of certain of the Company’s warranties made in the Purchase Agreement. Additionally, the Company will indemnify the Purchaser against damages arising from, among other things, certain exempted claims, including breaches of fundamental warranties under the Purchase Agreement and certain pre-Closing tax and other liabilities. The indemnification period generally runs for a period of 18 months from the Closing, with longer survival periods for certain specified matters. The Company’s indemnification obligations are subject to certain limitations, including a cap on liability for certain claims.

The Sale is expected to close in the late second quarter or early third quarter of 2025, subject to the satisfaction of the foregoing closing conditions. The Purchase Agreement contains termination rights for both the Purchaser and the Company, including, among other bases for termination, if the Closing has not occurred by December 31, 2025. In connection with the Closing, the Company and the Purchaser will enter into certain additional ancillary agreements, including a transition services agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may not have been intended to be statements of fact, but rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Purchase Agreement. In addition, such warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Purchase Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by the Company’s stockholders. In reviewing the warranties and covenants contained in the Purchase Agreement or any descriptions thereof in this summary, it is important to bear in mind that such warranties and covenants or any descriptions were not intended by the parties to the Purchase Agreement to be characterizations of the actual state of facts or conditions of the Company or the Jack Wolfskin business. Moreover, information concerning the subject matter of the warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures. For the foregoing reasons, the warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that the Company publicly files with the U.S. Securities and Exchange Commission. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Amendment to Credit Facility

As previously disclosed, on March 16, 2023, TCB and certain of its subsidiaries entered into a Fifth Amended and Restated Loan and Security Agreement with the lenders party thereto from time to time and Bank of America, N.A., as administrative agent and as security trustee (as amended, the “ABL Credit Agreement”), providing for senior secured asset-based revolving credit facilities (the “ABL Facility”) in an original aggregate principal amount of up to $525 million. In connection with the Sale, TCB entered into an amendment to the ABL Credit Agreement, dated as of April 9, 2025 (the “Third Amendment”), which, among other things, amends the ABL Credit Agreement to (a) permit the release of Jack Wolfskin Ausrüstung Für

Draussen GmbH & Co. KGaA, as a borrower and a guarantor under the ABL Credit Agreement, upon the consummation of the Sale, (b) permit the reallocation of a portion of the revolving commitments under the ABL Facility, in an aggregate principal amount of $20 million, from the German facility thereunder (the “German Facility”) to the U.S. facility thereunder, and (c) permit the termination of the remainder of the German Facility, in each case, subject to certain customary closing conditions.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 under the heading “Amendment to Credit Facility” is incorporated by reference in this Item 2.03.

Item 7.01	Regulation FD Disclosure.*

On April 10, 2025, the Company issued a press release captioned “Topgolf Callaway Brands Announces Agreement to Sell Jack Wolfskin to ANTA Sports.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.*

(d)	Exhibits.

	Exhibit 2.1**	Sale & Purchase Agreement, dated as of April 10, 2025, by and between Topgolf Callaway Brands Corp. and Anca Holdco GmbH & Co. KG.

	Exhibit 10.1**	Third Amendment to Fifth Amended and Restated Loan and Security Agreement, dated as of April 9, 2025, by and among Topgolf Callaway Brands Corp., the other borrowers and obligors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and as security trustee.

The following exhibit is being furnished herewith:

	Exhibit 99.1	Press Release, dated April 10, 2025, captioned “Topgolf Callaway Brands Announces Agreement to Sell Jack Wolfskin to ANTA Sports.”

	Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*

The information furnished in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

**

Certain schedules, exhibits and annexes have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules, exhibits and annexes upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules, exhibits or annexes so furnished.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact made herein are forward-looking statements, including without limitation statements relating to the proposed sale of the Jack Wolfskin business, the timing and expected proceeds thereof, the satisfaction of closing conditions and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts. These statements are based upon current information and expectations, and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements, including the risk that the Sale may not close on the terms or timing described herein, or at all, the

Company’s ability to satisfy the closing conditions to complete the Sale on a timely basis, or at all, and the risk of the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including, without limitation, those risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2024, well as other risks and uncertainties detailed from time to time in the Company’s reports on Forms 10-K, 10-Q and 8-K subsequently filed with the SEC. Actual results may differ materially from those in the forward-looking statements as a result of various factors, many of which are beyond the Company’s control. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPGOLF CALLAWAY BRANDS CORP.

Date: April 10, 2025	By:	/s/ Heather D. McAllister
	Name:	Heather D. McAllister
	Title:	Senior Vice President, General Counsel and Corporate Secretary